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This is filed pursuant to Rule 497(c).
File Nos. 33-49530 and 811-06730.



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Alliance Capital [logo]              ALLIANCE PREMIER GROWTH FUND
_________________________________________________________________
                                                 February 1, 1996

Supplement to Prospectus dated February 1, 1996 for Missouri
Investors

         Prospective Missouri investors should consider the fact that the Fund's portfolio turnover rate could, under some conditions, exceed 150%. A 150% turnover rate is greater than most other investment companies, including those which emphasize capital appreciation as a basic policy. A high portfolio turnover rate increases transactions costs and incidence of short-term capital gain taxable as ordinary income.


(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.



































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